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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  MAY 27, 1999



                         FROST HANNA CAPITAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


             FLORIDA                        0-22265              65-0701248
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  (State or Other Jurisdiction            (Commission          (IRS Employer
        of Incorporation)                 File Number)       Identification No.)


       327 PLAZA REAL, SUITE 319
          BOCA RATON, FLORIDA                                       33432
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (561) 367-1085


                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On May 27, 1999, Frost Hanna Capital Group, Inc., a Florida corporation (the "Registrant"), announced that it had entered into an Agreement and Plan of Merger, dated May 27, 1999, with FHGB Acquisition Corporation, a New York corporation and wholly-owned subsidiary of the Registrant ("FHGB"), Gaines, Berland Inc., a New York corporation ("Gaines Berland"), G-Trade Capital Corp., a New York corporation and wholly-owned subsidiary of Gaines Berland ("G-Trade") and Gaines Berland Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gaines Berland ("Holdings") (the "Merger Agreement").

         Pursuant to the Merger Agreement (i) FHGB will merge with and into Gaines Berland (the "Merger") and Gaines Berland will become a wholly-owned subsidiary of the Registrant, (ii) each share of Gaines Berland common stock issued and outstanding immediately prior to the effectiveness of the Merger will be canceled and extinguished and automatically converted into the right to receive 21,917 shares of the Registrant's common stock, $.0001 par value per share, subject to adjustments as set forth in the Merger Agreement and (iii) the Registrant will change its name. Assuming that all of the 730 shares of Gaines Berland common stock currently issued and outstanding are exchanged for common stock of the Registrant, upon consummation of the Merger, the former Gaines Berland security holders would own approximately 86% of the outstanding shares of the Registrant.

         The Merger Agreement is subject to, among other things, the approval and adoption by the shareholders of the Registrant and the shareholders of Gaines Berland. Shareholders of Gaines Berland who hold approximately 77% of the issued and outstanding shares of Gaines Berland have entered into a Voting Agreement to vote their shares in favor and adoption of the Merger Agreement.

         Pursuant to the Merger, the Registrant, through its direct and indirect wholly-owned subsidiaries, will operate a securities brokerage and trading firm that also will provide investment banking and research service and will engage in the institutional and retail sales of securities.

         The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes and is expected to close early in the fourth quarter of 1999.

         Additional information with respect to the Merger is set forth in the Merger Agreement attached as Exhibit 99.1 to this Current Report. The Registrant's common stock currently trades on the over-the-counter market under the symbol "FHAN."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)    Not applicable.

               (b)    Not applicable.

               (c)    Exhibits:

                      99.1 The Agreement and Plan of Merger, dated May 27, 1999, by and among the Registrant, FHGB Acquisition Corporation, Gaines Berland, Inc., G-Trade Capital Corp. and Gaines Berland Holdings, Inc.

                      99.2 The press release of Registrant, dated May 27, 1999, announcing the Merger





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FROST HANNA CAPITAL GROUP, INC.

                                           By:/s/ Richard B. Frost
                                              ---------------------------------
                                               Richard B. Frost, Chairman of
                                                the Board and Chief Executive
                                                Officer


June 23, 1999






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                                  EXHIBIT INDEX

EXHIBIT
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
99.1    Agreement and Plan of Merger, dated May 27, 1999, by and among the
        Registrant, FHGB Acquisition Corporation, Gaines Berland, Inc., G-Trade
        Capital Corp. and Gaines Berland Holdings, Inc...........................

99.2    Press Release of the Registrant, dated May 27, 1999, announcing the Merger...............................................................







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